PIMCO Variable Insurance Trust

Supplement Dated April 30, 2026 to the

Statement of Additional Information (“SAI”)

dated April 30, 2026, as supplemented from time to time

Disclosure Related to the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”)

Effective April 28, 2026, the Portfolio was liquidated. Therefore, effective immediately, all references to the Portfolio in the SAI are deleted.

Investors Should Retain This Supplement for Future Reference

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